UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

Electroglas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21626 (Commission File Number)	77-0336101 (I.R.S. employer identification no.)

6024 Silver Creek Valley Road San Jose, California 95138

(Address of principal executive offices)

(408) 528-3000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	First Quarter 2003 Earnings Release dated April 17, 2003.

Item 9.    Regulation FD Disclosure.

On April 17, 2003, Electroglas, Inc. (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROGLAS, INC.

Dated: April 17, 2003	By:	/s/ THOMAS E. BRUNTON
Thomas E. Brunton Vice President, Finance, Chief Financial Officer, Treasurer and Secretary